APPENDIX 3B
                                                          NEW ISSUE ANNOUNCEMENT
================================================================================

                                                Rule 2.7, 3.10.3, 3.10.4, 3.10.5

                                   APPENDIX 3B

                             NEW ISSUE ANNOUNCEMENT,
               APPLICATION FOR QUOTATION OF ADDITIONAL SECURITIES
                                  AND AGREEMENT

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX's property and may be made public.
Introduced 1/7/96. Origin: Appendix 5. Amended 1/7/98, 1/9/99, 1/7/2000,
30/9/2001, 11/3/2002, 1/1/2003.

Name of entity
----------------------------------------------------------------------------------------------------
PROGEN INDUSTRIES LIMITED
----------------------------------------------------------------------------------------------------

ABN
------------------------------------------------
82 010 975 612
------------------------------------------------

We (the entity) give ASX the following information.


PART 1 - ALL ISSUES
You must complete the relevant sections (attach sheets if there is not enough space).

                                                  --------------------------------------------------
1       +Class of +securities issued or to be     Ordinary shares
        issued
                                                  --------------------------------------------------

                                                  --------------------------------------------------
2       Number  of +securities issued or to       40,000 Ordinary shares
        be issued (if known) or maximum
        number which may be issued
                                                  --------------------------------------------------

                                                  --------------------------------------------------
3       Principal terms of the +securities (eg,   Employee options exercised in terms of the
        if options, exercise price and expiry     Employee Option Scheme.
        date; if partly paid +securities, the
        amount outstanding and due dates
        for payment; if +convertible
        securities, the conversion price and
        dates for conversion)
                                                  --------------------------------------------------



--------------------------------------------------------------------------------
+  See chapter 19 for defined terms.

1/1/2003                                                     Appendix 3B  Page 1

APPENDIX 3B
NEW ISSUE ANNOUNCEMENT
================================================================================

                                                  --------------------------------------------------
4       Do the +securities rank equally in all    Yes
        respects from the date of allotment
        with an existing +class of quoted
        +securities?

        If the additional securities do not       Not Applicable
        rank equally, please state:
        -    the date from which they do
        -    the extent to which they
             participate for the next dividend,
             (in the case of a trust,
             distribution) or interest payment
        -    the extent to which they do not
             rank equally, other than in
             relation to the next dividend,
             distribution or interest payment
                                                  --------------------------------------------------

                                                  --------------------------------------------------
5       Issue price or consideration              $2.50 per share
                                                  --------------------------------------------------

                                                  --------------------------------------------------
6       Purpose of the issue
        (If issued as consideration for the       Employees Options converted into 40,000
        acquisition of assets, clearly identify   ordinary shares at $2.50 per share in terms of
        those assets)                             the Employee Option Scheme dated 19
                                                  November 2003.


                                                  --------------------------------------------------

                                                  --------------------------------------------------
7       Dates of entering +securities into        5 August 2004.
        uncertificated holdings or despatch
        of certificates
                                                  --------------------------------------------------

                                                  --------------------------------------------------
                                                  Number                +Class
                                                  --------------------------------------------------
8       Number and +class of all                  34,671,841            Ordinary shares
        +securities quoted on ASX                 3,806,411             Options which expire
        (including the securities in clause 2                           on 31 May 2005
        if applicable)
                                                  --------------------------------------------------


--------------------------------------------------------------------------------
+  See chapter 19 for defined terms.

Appendix 3B  Page 2                                                     1/1/2003

                                                                     APPENDIX 3B
                                                          NEW ISSUE ANNOUNCEMENT
================================================================================

                                                  --------------------------------------------------
                                                  Number                +Class
                                                  --------------------------------------------------
9       Number and +class of all                  920,020               Options for Ordinary
        +securities not quoted on ASX                                   shares
        (including the securities in clause 2     2,150,574             Options for Ordinary
        if applicable)                                                  shares issued on the
                                                                        same terms as those
                                                                        options issued to
                                                                        shareholder in
                                                                        November 2003.
                                                  --------------------------------------------------

                                                  --------------------------------------------------
10      Dividend policy (in the case of a         Not Applicable.
        trust, distribution policy) on the
        increased capital (interests)
                                                  --------------------------------------------------


PART 2 -  BONUS ISSUE OR PRO RATA ISSUE

                                                  --------------------------------------------------
11      Is security holder approval               Not Applicable.
        required?
                                                  --------------------------------------------------

                                                  --------------------------------------------------
12      Is the issue renounceable or non-         Not Applicable.
        renounceable?
                                                  --------------------------------------------------

                                                  --------------------------------------------------
13      Ratio in which the +securities will       Not Applicable.
        be offered
                                                  --------------------------------------------------

                                                  --------------------------------------------------
14      +Class of +securities to which the        Not Applicable.
        offer relates
                                                  --------------------------------------------------

                                                  --------------------------------------------------
15      +Record date to determine                 Not Applicable.
        entitlements
                                                  --------------------------------------------------

                                                  --------------------------------------------------
16      Will holdings on different registers      Not Applicable.
        (or subregisters) be aggregated for
        calculating entitlements?
                                                  --------------------------------------------------

                                                  --------------------------------------------------
17      Policy for deciding entitlements in       Not Applicable.
        relation to fractions
                                                  --------------------------------------------------

                                                  --------------------------------------------------
18      Names of countries in which the           Not Applicable.
        entity has +security holders who will
        not be sent new issue documents

        Note: Security holders must be told how
        their entitlements are to be dealt
        with.

        Cross reference: rule 7.7.
                                                  --------------------------------------------------

                                                  --------------------------------------------------
19      Closing date for receipt of               Not Applicable.
        acceptances or renunciations
                                                  --------------------------------------------------


--------------------------------------------------------------------------------
+  See chapter 19 for defined terms.

1/1/2003                                                     Appendix 3B  Page 3

APPENDIX 3B
NEW ISSUE ANNOUNCEMENT
================================================================================

                                                  --------------------------------------------------
20      Names of any underwriters                 Not Applicable.
                                                  --------------------------------------------------

                                                  --------------------------------------------------
21      Amount of any underwriting fee or         Not Applicable.
        commission
                                                  --------------------------------------------------

                                                  --------------------------------------------------
22      Names of any brokers to the issue         Not Applicable.
                                                  --------------------------------------------------

                                                  --------------------------------------------------
23      Fee or commission payable to the          Not Applicable.
        broker to the issue
                                                  --------------------------------------------------

                                                  --------------------------------------------------
24      Amount of any handling fee payable        Not Applicable.
        to brokers who lodge acceptances
        or renunciations on behalf of
        +security holders
                                                  --------------------------------------------------

                                                  --------------------------------------------------
25      If the issue is contingent on             Not Applicable.
        +security holders' approval, the date
        of the meeting
                                                  --------------------------------------------------

                                                  --------------------------------------------------
26      Date entitlement and acceptance           Not Applicable.
        form and prospectus or Product
        Disclosure Statement will be sent to
        persons entitled
                                                  --------------------------------------------------

                                                  --------------------------------------------------
27      If the entity has issued options, and     Not Applicable.
        the terms entitle option holders to
        participate on exercise, the date on
        which notices will be sent to option
        holders
                                                  --------------------------------------------------

                                                  --------------------------------------------------
28      Date rights trading will begin (if        Not Applicable.
        applicable)
                                                  --------------------------------------------------

                                                  --------------------------------------------------
29      Date rights trading will end (if          Not Applicable.
        applicable)
                                                  --------------------------------------------------

                                                  --------------------------------------------------
30      How do +security holders sell their       Not Applicable.
        entitlements in full through a
        broker?
                                                  --------------------------------------------------

                                                  --------------------------------------------------
31      How do +security holders sell part        Not Applicable.
        of their entitlements through a
        broker and accept for the balance?
                                                  --------------------------------------------------


--------------------------------------------------------------------------------
+  See chapter 19 for defined terms.

Appendix 3B  Page 4                                                     1/1/2003

                                                                     APPENDIX 3B
                                                          NEW ISSUE ANNOUNCEMENT
================================================================================

                                                  --------------------------------------------------
32      How do +security holders dispose of       Not Applicable.
        their entitlements (except by sale
        through a broker)?
                                                  --------------------------------------------------

                                                  --------------------------------------------------
33      +Despatch date                            Not Applicable.
                                                  --------------------------------------------------


PART 3 - QUOTATION OF SECURITIES
You need only complete this section if you are applying for quotation of securities

34        Type of securities
          (tick one)
(a)  [X]  Securities described in Part 1


(b)  [_]  All other securities

          Example: restricted securities at the end of the escrowed period, partly paid securities that become fully paid, employee incentive share securities when restriction ends, securities issued on expiry or conversion of convertible securities


ENTITIES THAT HAVE TICKED BOX 34(a)

ADDITIONAL SECURITIES FORMING A NEW CLASS OF SECURITIES


Tick to indicate you are providing the information or documents

35   [_]  If the +securities are +equity securities, the names of the 20 largest holders of the additional +securities, and the number and percentage of additional +securities held by those holders

36   [_]  If the +securities are +equity securities, a distribution schedule of the additional
          +securities setting out the number of holders in the categories
          1 - 1,000
          1,001 - 5,000
          5,001 - 10,000
          10,001 - 100,000
          100,001 and over

37   [_]  A copy of any trust deed for the additional +securities


--------------------------------------------------------------------------------
+  See chapter 19 for defined terms.

1/1/2003                                                     Appendix 3B  Page 5

APPENDIX 3B
NEW ISSUE ANNOUNCEMENT
================================================================================

ENTITIES THAT HAVE TICKED BOX 34(b)

                                                  --------------------------------------------------
38   Number of securities for which
     +quotation is sought
                                                  --------------------------------------------------

                                                  --------------------------------------------------
39   Class of +securities for which
     quotation is sought
                                                  --------------------------------------------------

                                                  --------------------------------------------------
40   Do the +securities rank equally in all
     respects from the date of allotment
     with an existing +class of quoted
     +securities?

     If the additional securities do not
     rank equally, please state:
     -    the date from which they do
     -    the extent to which they
          participate for the next dividend,
          (in the case of a trust,
          distribution) or interest payment
     -    the extent to which they do not
          rank equally, other than in
          relation to the next dividend,
          distribution or interest payment
                                                  --------------------------------------------------

                                                  --------------------------------------------------
41   Reason for request for quotation
     now

     Example: In the case of restricted
     securities, end of restriction period

     (if issued upon conversion of
     another security, clearly identify that
     other security)
                                                  --------------------------------------------------

                                                  --------------------------------------------------
                                                  Number                +Class
                                                  --------------------------------------------------
42   Number and +class of all +securities
     quoted on ASX (including the
     securities in clause 38)
                                                  --------------------------------------------------


--------------------------------------------------------------------------------
+  See chapter 19 for defined terms.

Appendix 3B  Page 6                                                     1/1/2003

                                                                     APPENDIX 3B
                                                          NEW ISSUE ANNOUNCEMENT
================================================================================

QUOTATION  AGREEMENT

1 +Quotation of our additional +securities is in ASX's absolute discretion. ASX may quote the +securities on any conditions it decides.

2    We warrant the following to ASX.

     - The issue of the +securities to be quoted complies with the law and is not for an illegal purpose.

     -    There is no reason why those +securities should not be granted
          +quotation.

     - An offer of the +securities for sale within 12 months after their issue will not require disclosure under section 707(3) or section 1012C(6) of the Corporations Act.

          Note: An entity may need to obtain appropriate warranties from subscribers for the securities in order to be able to give this warranty

     - Section 724 or section 1016E of the Corporations Act does not apply to any applications received by us in relation to any +securities to be quoted and that no-one has any right to return any +securities to be quoted under sections 737, 738 or 1016F of the Corporations Act at the time that we request that the +securities be quoted.

     - We warrant that if confirmation is required under section 1017F of the Corporations Act in relation to the +securities to be quoted, it has been provided at the time that we request that the +securities be quoted.

     - If we are a trust, we warrant that no person has the right to return the +securities to be quoted under section 1019B of the Corporations Act at the time that we request that the +securities be quoted.


--------------------------------------------------------------------------------
+  See chapter 19 for defined terms.

1/1/2003                                                     Appendix 3B  Page 7

APPENDIX 3B
NEW ISSUE ANNOUNCEMENT
================================================================================

3 We will indemnify ASX to the fullest extent permitted by law in respect of any claim, action or expense arising from or connected with any breach of the warranties in this agreement.

4 We give ASX the information and documents required by this form. If any information or document not available now, will give it to ASX before +quotation of the +securities begins. We acknowledge that ASX is relying on the information and documents. We warrant that they are (will be) true and complete.

                                    ---------

           /s/ Stephen Chang
Sign      . . . . . . . . . . . . . . . . .Date:  6th  August  2004.
            (Director)


Print name:    Stephen Chang

                                 == == == == ==


--------------------------------------------------------------------------------
+  See chapter 19 for defined terms.

Appendix 3B  Page 8                                                     1/1/2003